UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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SYMMETRICOM, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SYMMETRICOM, INC.
2300 ORCHARD PARKWAY
SAN JOSE, CA 95131-1017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 26, 2006

Annual Meeting

The Annual Meeting of Stockholders of Symmetricom, Inc., a Delaware corporation (the “Company”), will be held on October 26, 2006 at 10:00 a.m. at the offices of the Company, at 2300 Orchard Parkway, San Jose, California 95131-1017.

At the meeting, stockholders will consider and vote upon the following proposals:

1.     ELECTION OF DIRECTORS.   To elect nominees for the Board of Directors of the Company.

2.     RATIFICATION AND APPROVAL OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.   To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current fiscal year.

3.     APPROVAL OF 2006 INCENTIVE AWARD PLAN.   To approve the Company’s 2006 Incentive Award Plan.

4.     OTHER BUSINESS.   To transact such other business as may properly come before the meeting or any and all postponements or adjournments thereof.

The Board of Directors has fixed the close of business on September 12, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Accordingly, only stockholders of record at the close of business on that day will be entitled to vote at the meeting, notwithstanding any transfer of shares on the books of the Company after that date.

A Proxy Statement, which contains information with respect to the matters to be voted upon at the meeting, and a Proxy card and return envelope are furnished herewith. Management urges each stockholder to carefully read the Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ WILLIAM SLATER
William Slater Corporate Secretary

San Jose, California
Dated: September 25, 2006

IT IS DESIRABLE THAT AS MANY OF THE STOCKHOLDERS AS POSSIBLE BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. YOU ARE CORDIALLY INVITED TO ATTEND IN PERSON. REGARDLESS OF WHETHER YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR SHARES WILL BE REPRESENTED IN THE EVENT YOU ARE UNABLE TO ATTEND. SIGNING A PROXY AT THIS TIME WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING.

SYMMETRICOM, INC.
2300 ORCHARD PARKWAY
SAN JOSE, CA 95131-1017

PROXY STATEMENT

GENERAL

Date, Time and Place

This Proxy Statement (the “Proxy Statement”) is furnished to the stockholders of Symmetricom, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Company for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 10:00 a.m. on October 26, 2006, at the principal executive offices of the Company at the address set forth above, and any and all postponements or adjournments thereof. It is anticipated that this Proxy Statement and the enclosed proxy card (the “Proxy”) will be sent to such stockholders on or about September 25, 2006.

Purposes of the Annual Meeting

The purposes of the Annual Meeting are to (1) elect nominees for the Board, (2) ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current fiscal year, (3) approve the Company’s 2006 Incentive Award Plan, and (4) transact such other business as may properly come before the meeting or any and all postponements or adjournments thereof.

Proxy/Voting Instruction Cards and Revocability of Proxies

When the Proxy in the enclosed form is returned properly executed, the shares represented thereby will be voted at the meeting in accordance with the instructions given by the stockholder. If no instructions are given, the returned Proxy will be voted in favor of the election of the nominees named herein as directors and in favor of each of the other proposals. Any stockholder, including a stockholder personally attending the meeting, may revoke his or her Proxy at any time prior to its use by filing with the Secretary of the Company, at the corporate offices at 2300 Orchard Parkway, San Jose, California 95131-1017, a written notice of revocation or a duly executed Proxy bearing a later date or by voting in person at the Annual Meeting.

Record Date and Share Ownership

Stockholders of record at the close of business on September 12, 2006 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 48,218,432 shares of the Company’s common stock were issued and 46,190,710 shares were outstanding. For information regarding security ownership by management and by 5% stockholders, see “Other Information—Share Ownership by Principal Stockholders and Management,” below.

Voting and Solicitation

Holders of shares of common stock are entitled to one vote per share on all matters to be acted upon at the meeting, including the election of directors. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the “Inspector”) with the assistance of the Company’s transfer agent. The Inspector will also determine whether or not a quorum is present. In general, Delaware law provides that a quorum consists of a majority of the shares entitled to vote and present in person or represented by proxy. The Inspector will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Directors will be elected by a plurality of the votes cast that are present in person or represented by proxy. All other proposals require the favorable vote of a majority of the votes present and entitled to vote on the particular proposal. Abstentions will have the same effect as votes against such a proposal. Broker non-votes will not be counted as votes for or against such a proposal and will not be included in counting the number of votes necessary for approval of the proposal. There are no statutory or contractual rights of appraisal or similar remedies available with any matter to be voted upon at the Annual Meeting.

The shares represented by the proxies received, properly marked, dated, signed and not revoked will be voted at the Annual Meeting. Where such proxies specify a choice with respect to any matter to be acted on, the shares will be voted in accordance with the specifications made. Any proxy that is returned using the form of proxy enclosed and that is not marked as to a particular item will be voted, as the case may be, with respect to the item not marked: FOR the election of directors, FOR ratification of the appointment of the designated independent registered public accounting firm, FOR approval of the Company’s 2006 Incentive Award Plan, and as the proxy holders deem advisable on other matters that may come before the meeting. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Stockholder Proposals for the Next Annual Meeting

Any proposal to be presented at the Company’s next Annual Meeting of Stockholders must be received at the Company’s principal office no later than May 31, 2007, in order to be considered for inclusion in the Company’s proxy materials for such meeting. Any such proposals must be submitted in writing and addressed to the attention of the Company’s Corporate Secretary at 2300 Orchard Parkway, San Jose, California 95131-1017. In accordance with our bylaws, proposals of stockholders intended to be presented at the Company’s 2007 Annual Meeting of Stockholders without inclusion of such proposal in the Company’s proxy statement and form of proxy relating to that meeting must be received by the Company no later than the close of business 60 days nor earlier than 90 days prior to the scheduled date of the meeting (regardless of any postponements, deferrals or adjournments of that meeting to a later date). We currently anticipate that our 2007 Annual Meeting of Stockholders will be held on October 25, 2007.

PROPOSAL No. ONE

ELECTION OF DIRECTORS

Nominees

A Board of eight directors is to be elected at the Annual Meeting. The Bylaws of the Company presently provide that the number of directors, which shall constitute the whole Board, shall be fixed from time to time by resolution adopted by the Board, and the number of directors is presently set at eight. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management’s eight nominees named below, all of whom are presently directors of the Company. The eight nominees receiving the highest number of affirmative votes, up to the number of directors to be elected, will be elected as directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting or until his or her successor has been elected and qualified.

The names of the nominees, and certain information about them, are set forth below:

Name	Age	Director Since	Principal Occupation or Employment
Nominees
Robert T. Clarkson	53	2000	Chairman of the Board of Symmetricom, Inc., and Partner-in-Charge of the Menlo Park, California office of Jones Day
Thomas W. Steipp	56	1998	Chief Executive Officer of Symmetricom, Inc.
Alfred Boschulte(1)(3)	64	2003	Chairman of Transwitch Corporation
Elizabeth A. Fetter(3)(2)	48	2003	Former President, Chief Executive Officer and Director of QRS Corporation
Robert M. Neumeister Jr.(3)	56	1998	Executive Vice President and Chief Financial Officer of Linux Networx, Inc.
Dr. Richard W. Oliver(1)(2)	60	1997	Chief Executive Officer of American Learning Solutions
Richard N. Snyder(2)	61	1999	Chairman and Chief Executive Officer of Forgent Networks, Inc.
Robert J. Stanzione(1)	58	2005	Chairman and Chief Executive Officer of ARRIS Group, Inc.

(1)          Member of the Nominating and Governance Committee.

(2)          Member of the Stock Option and Compensation Committee.

(3)          Member of the Audit Committee.

Mr. Clarkson is the partner-in-charge of the Menlo Park, California office of Jones Day, an international law firm. Mr. Clarkson has been a partner with Jones Day since February 2003. From September 2000 to February 2003, Mr. Clarkson was an independent consultant and investor.

Mr. Steipp has served as Chief Executive Officer of Symmetricom since December 1998. Mr. Steipp served as Chief Executive Officer and Chief Financial Officer of Symmetricom from December 1998 to October 1999. Mr. Steipp served as President and Chief Operating Officer, Telecom Solutions, a division of Symmetricom, from March 1998 to December 1998. Prior to joining Symmetricom, from February 1996 to February 1998, Mr. Steipp served as Vice President and General Manager of Broadband Data Networks, a division of Scientific-Atlanta.

Mr. Boschulte has been a member of the Company’s Board of Directors since October 2002. Mr. Boschulte was a Board member of Datum, Inc., which was acquired by the Company in October 2002. Mr. Boschulte is currently Chairman of Transwitch Corporation, a communications ASIC developer, a member of the Board of the New York Independent System Operator, and Chairman of Probe Financial Associates. In addition, Mr. Boschulte was Chairman, Chief Executive Officer and President of Nynex Mobile Communications from 1989 to 1995 and Chairman and Chief Executive Officer of Independent Wireless One Corp. from 1999 to 2001.

Ms. Fetter has been a director of the Company since October 2002. She was a director of Datum Inc., which was acquired by the Company in October 2002, from March 2000 to October 2002. Ms. Fetter is currently a board member of Berbee Information Networks, Corp, Quantum Corp, Alliant International University, and Junior Achievement of The Bay Area. Ms. Fetter was President, Chief Executive Officer and a director of QRS Corporation from October 2001 through November 2004, when QRS was sold to Inovis Inc. She served as President, Chief Executive Officer and a director of NorthPoint Communications Group, Inc. from March 2000 to April 2001, after serving as a director since January 2000. Ms. Fetter previously was Vice President and General Manager of the Consumer Services Group at U.S. West, Inc.

Mr. Neumeister is currently Executive Vice President and Chief Financial Officer of Linux Networx, Inc., a privately held company in the high performance computing industry. Mr. Neumeister previously served from December 2002 until October 2005 as Executive Vice President and Chief Financial Officer of Dex Media, Inc., a NYSE listed company that was acquired in January 2006 by R.H. Donnelley. Mr. Neumeister has also served as Chief Financial Officer of Myriad Proteomics, Inc., a biotechnology company, from October 2001 to December 2002, and as Executive Vice President and Chief Financial Officer of Aerie Networks, Inc., a telecommunications company. From December 1998 to January 2000, Mr. Neumeister was Vice President, Finance and Director of Finance of Intel Corporation, a semiconductor manufacturer. Mr. Neumeister is currently a board member of VA Software Corporation and Covad Communications Group, Inc.

Dr. Oliver has been Chief Executive Officer of American Learning Solutions since June 2000. Dr. Oliver is an Adjunct Professor of Management at the Owen Graduate School of Management, Vanderbilt University, and a Visiting Professor of Management at the Johnson Graduate School of Management at Cornell University. Dr. Oliver is board member of two private companies.

Mr. Snyder is currently Chairman and Chief Executive Officer of Forgent Networks, Inc., an intellectual property licensing and software company. Mr. Snyder has been Chairman of Forgent Networks since March 2000, and became Chief Executive Officer of Forgent Networks in June 2001. Prior to June 2001, Mr. Snyder was President and Chief Executive Officer of Corum Cove Consulting LLC, a consulting company that provided assistance to early stage technology companies.

Mr. Stanzione has been a member of the Company’s Board of Directors since May 2005. Mr. Stanzione is Chairman and Chief Executive Officer of ARRIS Group, Inc., a communications technology company. Prior to his service at ARRIS Group, he was President, Chief Operating Officer, and a Director of ANTEC, Inc., a manufacturer of Cable TV networking equipment. Prior to joining ANTEC, he was the President and Chief Executive Officer of ARRIS Interactive, a Nortel Networks/ANTEC joint venture. From 1969 to 1995, Mr. Stanzione held a range of senior management positions with AT&T. Mr. Stanzione is currently a board member of the National Cable & Telecommunications Association (NCTA) and the Georgia Cystic Fibrosis Foundation.

Vote Required; Recommendation of Board of Directors

If a quorum is present and voting, the nominees receiving the highest number of votes, up to the number of directors to be elected, will be elected as directors. Directors will be elected by a plurality of the votes cast that are present in person or represented by proxy. Abstentions, withheld votes, and broker non-votes will not affect the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES SET FORTH HEREIN.

The Board of Directors and its Committees

The Board has an Audit Committee, a Nominating and Governance Committee, and a Stock Option and Compensation Committee. During the 2006 fiscal year, the Board held six meetings (including two conference calls); the Audit Committee held eight meetings (including two conference calls); the Stock Option and Compensation Committee held four meetings; and the Governance Committee held two meetings. Each of the Company’s present directors, except as provided below, attended at least 75% of each of (i) the total number of meetings of the Board and (ii) the total number of meetings of committees of the Board on which such person served during the 2006 fiscal year. Although the Company does not have a formal policy regarding attendance by members of the Board at its Annual Meeting, the Company encourages directors to attend and historically many of them have done so. To facilitate attendance and reduce travel costs, the Company usually schedules its Annual Meeting to occur immediately before or after a periodic meeting of the Board, although in some years scheduling conflicts have prevented this arrangement.

The Board has determined that all of the members of the Board, other than Mr. Steipp, are “independent” as that term is defined in the Nasdaq Marketplace Rules. Mr. Steipp is not considered independent because he is an executive officer of the Company. In addition, the Board has determined that each member of the Audit Committee also satisfies the independence requirements of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has adopted a charter for each of the three standing committees.

Audit Committee

The primary purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Audit Committee acts pursuant to a written charter that has been adopted by the Board. A more complete description of the powers and responsibilities delegated to the Audit Committee is set forth in the Audit Committee charter, which is posted in the Investor Relations section of our website at http://www.symmetricom.com. During the 2006 fiscal year, the Audit Committee was composed of three (3) non-employee directors, Mr. Neumeister, Mr.Boschulte and Ms. Fetter. Mr. Neumeister served as Chair. The Audit Committee met eight times (including two conference calls) during the 2006 fiscal year. The Board has determined that all members of the Audit Committee are “independent” as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The Board has further determined that Mr. Neumeister is an “audit committee financial expert” as defined by Item 401(h) of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”).

Stock Option and Compensation Committee

The Stock Option and Compensation Committee oversees the Company’s compensation philosophy, determines executive officer’s and director’s salaries and incentive compensation, awards stock options to executive officers and employees under the Company’s stock option plans, and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. A more complete description of the powers and responsibilities delegated to the Stock Option and Compensation Committee is set forth in the Stock Option and Compensation Committee Charter,

which is posted in the Investor Relations section of our website at http://www.symmetricom.com. During the 2006 fiscal year, the Stock Option and Compensation Committee was composed of three (3) non-employee directors, Ms. Fetter, Dr. Oliver and Mr. Snyder. Ms. Fetter served as Chair. The Stock Option and Compensation Committee met four times during the 2006 fiscal year. All of the members of the Stock Option and Compensation Committee are ‘independent” as defined in the Nasdaq Marketplace Rules.

Nominating and Governance Committee

The Nominating and Governance Committee establishes qualification standards for Board membership, identifies qualified individuals for Board membership, considers and recommends director nominees for approval by the Board and the stockholders and oversees the evaluation of the Board. The Nominating and Governance Committee considers suggestions from many sources, including stockholders, regarding possible candidates for director. A more complete description of the powers and responsibilities delegated to the Nominating and Governance Committee is set forth in the Nominating and Governance Committee Charter, which is posted in the Investor Relations section of our website at http://symmetricom.com. The Nominating and Governance Committee is composed of three (3) non-employee directors, Dr. Oliver, Mr. Boschulte and Mr. Stanzione. Dr. Oliver serves as Chair. The Nominating and Governance Committee met two times during the 2006 fiscal year. All of the members of the Nominating and Governance Committee are “independent” as defined in the Nasdaq Marketplace Rules.

To date, the Company has not received any recommendations from stockholders requesting that the Nominating and Governance Committee consider a candidate for inclusion among the Committee’s slate of nominees in the Company’s proxy statement. If a recommendation had been received, that recommendation would have been considered. The Nominating and Governance Committee plans to consider adopting and publishing a formal policy on stockholder recommendations for director nominees prior to the 2007 Annual Meeting of Stockholders.

In evaluating director nominees, the Nominating and Governance Committee considers the following factors:

•       personal and professional integrity, ethics and values;

•       experience in corporate management, such as serving as an officer or former officer of a publicly held company;

•       experience in the Company’s industry and with relevant social policy concerns;

•       experience as a board member of another publicly held company;

•       academic expertise in an area of the Company’s operations; and

•       practical and mature business judgment.

Other than the foregoing, there are no stated minimum criteria for director nominees. The Nominating and Governance Committee may, however, consider such other factors as it deems are in the best interests of the Company and its stockholders.

The Nominating and Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining new perspectives. If any member of the Board does not wish to continue in service, or if the Nominating and Governance Committee decides not to nominate a member for re-election, unless the Board determines not to fill a vacancy the Committee will identify the desired skills and experience of a new nominee as outlined above. To date, the Company has not engaged a third party to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right to do so in the future.

Stockholders may send any recommendations for director nominees or other communications to the Board or any individual director to: Symmetricom, Inc., c/o Secretary, 2300 Orchard Parkway, San Jose, California 95131-1017. All communications received are reported to the Board or the individual director, as appropriate.

Code of Ethics

The Board has also adopted a formal code of conduct that applies to all of the Company’s employees, officers and directors. You can access the latest copy of the Code of Ethics, as well as the charters of the Audit Committee, Stock Option and Compensation Committee and Nominating and Governance Committee of the Board in the Investor Relations section of our website at http://www.symmetricom.com.

Director Compensation

In fiscal 2006 the annual retainer for the Chairman of the Board, the Chair of the Audit Committee and all other directors are $45,0000, $35,0000 and $30,000, respectively. In addition to this retainer during 2006, all non-employee Board members were paid $1,250 for participation at a strategy session.

At a meeting held on August 4, 2006, the Board of Directors approved certain changes to the compensation program for non-employee directors. Effective July 3, 2006, each non-employee director will receive an annual retainer of $35,000, with the Chairman of the Board receiving an incremental $15,000, the Chairs of the Audit Committee and Stock Option and Compensation Committee receiving an incremental $10,000, and the Chair of each of the Nominating and Governance Committee receiving an incremental $5,000. With respect to committee meetings attended by non-employee committee members, the Board approved the fees of $1,000 per meeting attended in person and $500 per meeting attended by telephone. No fees will be paid for Board meetings.

Effective January 1, 2007, each non-employee director will receive an annual non-statutory stock option grant to purchase 7,500 shares of our common stock and a grant of 3,750 shares of restricted stock, each with 100% vesting at the end of one year or upon the occurrence of a change of control. This automatic grant of options and restricted stock replaces the automatic annual grant of 10,000 options to purchase common stock that was currently in place for continuing non-employee directors. In addition, upon joining the Board, each non-employee director will receive a one-time grant of a non-statutory stock option to purchase 20,000 shares of our Common stock.

Under the terms of the 1999 Director Stock Option Plan, prior to July 1, 2004, each non-employee director automatically received (i) a non-statutory stock option to purchase 10,000 shares of the Company’s common stock on the date on which such person first became an outside director, and (ii) on January 1 of each year, either a non-statutory stock option to purchase 10,000 shares of the Company’s common stock, or a pro rata share of the 10,000 shares based on the time period between the director’s start date and January 1 as a percentage of twelve months, provided that the director had served on the Board for at least six months prior to the January 1 date. Effective July 1, 2004, the initial grant of a non-statutory stock option upon joining the Board was increased to 20,000 shares for directors who first become non-employee directors after such date.

The Company sponsors a deferred compensation plan under which directors and key employees may elect to defer a portion of their current compensation on a pre-tax basis, and to have such deferred compensation and any accrued earnings distributed to them at a future date. The Company may also make discretionary contributions to the accounts of one or more of the plan’s participants. To date, the Company has not made any such discretionary contributions.

PROPOSAL No. TWO

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY

Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”) have been the independent auditors for the Company since 1976 and, upon recommendation of the Audit Committee of the Board, their reappointment as the Company’s independent registered public accounting firm for the 2007 fiscal year has been approved by the Board, subject to ratification by the stockholders.

The Company has been advised that a representative of Deloitte will be present at the Annual Meeting, will be available to respond to appropriate questions, and will be given an opportunity to make a statement if he or she so desires.

The following table sets forth the aggregate fees billed or to be billed by Deloitte for the following services during fiscal 2006 and 2005:

Description of Services	2006 Fees	2005 Fees
Audit fees(1)	$1,292,595	$1,099,258
Audit-related fees(2)	10,500	9,500
Tax fees(3)	1,300	19,128
All other fees(4)	—	79,315
Total	$1,304,395	$1,207,201

(1)          Audit Fees:   represents the aggregate fees billed or to be billed for professional services rendered for the audits of our annual financial statements and for the review of the financial statements included in our quarterly reports during such period, or for services that are normally provided in connection with statutory and regulatory filings or engagements. During fiscal 2006 and 2005, Deloitte’s employees provided all of the hours expended on our audit by Deloitte. In the totals we included expenses related to Sarbanes-Oxley compliance.

(2)          Audit-Related Fees:   represents the aggregate fees billed or to be billed for assurance and related services, that are reasonably related to the performance of the audit or review of our financial statements, but are not included as Audit Fees. All of these services for fiscal 2006 and 2005 were approved by the Audit Committee in accordance with the pre-approval policies described below.

(3)          Tax Fees:   represents the aggregate fees billed or to be billed for professional services rendered for tax compliance for our subsidiaries. All of these services for fiscal 2006 and 2005 were approved by the Audit Committee in accordance with the pre-approval policies described below.

(4)          Other Fees:   represents the aggregate fees billed for issuance of securities, which was $67,065, products and services other than audit, audit-related and tax fees, which were $12,250, for fiscal 2005.

In accordance with the Audit Committee charter, the Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors, including the estimated fees and other terms of any such engagement. These services may include audit services, audit-related services, tax services and other services. Any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. The Audit Committee may elect to delegate pre-approval authority to one or more designated Committee members in accordance with its charter. The Audit Committee considers whether such audit or non-audit services are consistent with the rules of the Securities and Exchange Commission (the “SEC”) on auditor independence.

Vote Required; Recommendation of the Board of Directors

Although not required to be submitted for stockholder approval, the Board has conditioned its appointment of its independent registered public accounting firm upon receiving the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting. In the event the stockholders do not approve the selection of Deloitte & Touche LLP, the appointment of independent registered public accounting firm will be reconsidered by the Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE 2007 FISCAL YEAR.

PROPOSAL No. THREE

RATIFICATION OF SYMMETRICOM
2006 INCENTIVE AWARD PLAN

GENERAL

The Board has adopted, subject to stockholder approval, the Symmetricom, Inc. 2006 Incentive Award Plan (the “2006 Plan”) for members of the Board, employees and consultants of the Company and its subsidiaries. The 2006 Plan will become effective when the 2006 Plan is approved by the affirmative vote of the holders of the majority of our Common Stock present, or represented, and entitled to vote thereon at the Annual Meeting of Stockholders.

The Board believes that the 2006 Plan will promote the success and enhance the value of the Company by continuing to link the personal interest of participants to those of Company stockholders, and by providing participants with an incentive for outstanding performance.

The 2006 Plan provides for the grant of stock options, both incentive stock options and nonqualified stock options, restricted stock awards, restricted stock units, stock appreciation rights, performance share awards, stock payment awards, deferred stock awards, performance bonus awards and performance-based awards to eligible individuals. A summary of the principal provisions of the 2006 Plan is set forth below. The summary is qualified by reference to the full text of the 2006 Plan, which is attached as Appendix A to this Proxy Statement.

ADMINISTRATION

The 2006 Plan will be administered by the Board. The Board may delegate to a committee of at least two directors, each of whom qualifies as a non-employee director pursuant to Rule 16b of the Exchange Act, and an “outside director” pursuant to Section 162(m) of the Code (such committee or the Board, a “Committee”). The Committee may in turn delegate to one or more members of the Board or one or more officers the authority to grant or amend awards to participants other than senior executives of the Company who are subject to Section 16 of the Exchange Act or employees who are “covered employees” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”). Only the Board, acting by a majority of its members in office, may conduct the general administration of the 2006 Plan with respect to all awards granted to independent directors.

The Committee, or in the case of independent directors, the Board, will have the authority to administer the 2006 Plan, including the power to determine participants, the types and sizes of awards, the price and timing of awards, the methods for settling awards, the method of payment for any exercise or purchase price, the forms of award agreements, any rules and regulations the Committee deems necessary to administer the 2006 Plan, and the acceleration or waiver of any vesting restriction, provided that the Committee will not have the authority to accelerate vesting or waive the forfeiture of any performance-based awards. The Committee also has the power and authority to interpret the terms of the 2006 Plan and any award agreement thereunder.

Eligibility

Persons eligible to participate in the 2006 Plan include all members of the Board, comprised of eight persons following the 2006 Annual Meeting of Stockholders, approximately 200 employees, and approximately 10 consultants of the Company and its subsidiaries, as determined by the Committee.

Limitation on Awards and Shares Available

An aggregate of 3,700,000 shares of common stock is available for grant pursuant to the 2006 Plan, plus the number of shares of Common Stock which are or become available for issuance under 1999 Director Option Plan, the 1999 Employee Stock Option Plan and the 2002 Employee Stock Option Plan, and which are not thereafter issued under such plans; provided, that the maximum number of shares that may be issued under the 2006 Plan is 9,521,331 shares. As of September 6, 2006, an aggregate of 4,377,889 shares of common stock would have been available for grant pursuant to the 2006 Plan, including shares related to the 1999 Director Option Plan, the 1999 Employee Stock Option Plan Employee Stock Option Plan. In addition, 5,143,442 shares of common stock were subject to grants under the 1999 Director Option Plan and the 2002 Employee Stock Option Plan, which, if expire, are cancelled or otherwise terminate unexercised, could become available for issuance under the 2006 Plan. The shares of common stock covered by the 2006 Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market. To the extent that an award terminates, expires or lapses for any reason, any shares subject to the award may be used again for new grants under the 2006 Plan. To the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any of its subsidiaries will not be counted against the shares available for issuance under the 2006 Plan.

The maximum number of shares of common stock that may be subject to one or more awards to a participant pursuant to the 2006 Plan during a calendar year (measured from the date of grant) is 3,000,000. The maximum amount that may be paid in cash during any calendar year with respect to any performance-based award is $2,000,000.

Awards

The 2006 Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, other stock-based awards, and performance-based awards. No determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the 2006 Plan. See the Summary Compensation Table and Option Grants in Last Fiscal Year, below, for information on prior awards to named executive officers.

Stock options, including incentive stock options, as defined under Section 422 of the Code, and nonqualified stock options may be granted pursuant to the 2006 Plan. The option exercise price of all stock options granted pursuant to the 2006 Plan will not be less than 100% of the fair market value of our common stock on the date of grant. Stock options may be exercised as determined by the Committee, but in no event after the fifth anniversary date of grant, provided that a vested nonqualified stock option may be exercised up to 12 months after the optionee’s death. The aggregate fair market value of the shares with respect to which options intended to be incentive stock options are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Code provides.

Upon the exercise of a stock option, the purchase price must be paid in full in either cash or its equivalent, by tendering previously acquired shares of common stock with a fair market value at the time of exercise equal to the exercise price (provided such shares have been held for such period of time as may be required by the Committee in order to avoid adverse accounting consequences and have a fair market value on the date of delivery equal to the aggregate exercise price of the option or exercised portion thereof) or other property acceptable to the Committee (including through the delivery of a notice that the participant has placed a market sell order with a broker with respect to shares then issuable upon exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale). However, no participant will be permitted to pay the exercise price of an option, or continue any extension of credit with respect to the exercise price of an option with a loan from us or arranged by us in any method which would violate Section 13(k) of the Exchange Act.

Restricted stock may be granted pursuant to the 2006 Plan. A restricted stock award is the grant of shares of common stock at a price determined by the Committee (including zero), that is nontransferable and may be subject to substantial risk of forfeiture until specific conditions determined by the Committee are met. During the period of restriction, participants holding shares of restricted stock may have full voting and dividend rights with respect to such shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the Committee.

A stock appreciation right (a “SAR”) is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the fair market value of a share of common stock on the date of grant of the SAR. SARs are payable in cash, in shares of Common Stock or in a combination of both, as determined by the Committee.

The other types of awards that may be granted under the 2006 Plan include performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, and performance bonus awards.

The Committee may grant awards to employees who are or may be “covered employees,” as defined in Section 162(m) of the Code, that are intended to be performance-based awards within the meaning of Section 162(m) of the Code in order to preserve the deductibility of these awards for federal income tax. Participants are only entitled to receive payment for a performance-based award for any given performance period to the extent that pre-established performance goals set by the Committee for the period are satisfied. These pre-established performance goals must be based on one or more of the following performance criteria: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after tax), operating earnings, cash flow (including, but not limited to, operating cash flow, and free cash flow), cash flow return on capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share, and market share. These performance criteria may be measured in absolute terms or as compared to any incremental increase or as compared to results of a peer group. With regard to a particular performance period, the Committee shall have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period. In determining the actual size of an individual performance-based award for a performance period, the Committee may reduce or eliminate (but not increase) the award. Generally, a participant will have to be employed on the date the performance-based award is paid to be eligible for a performance-based award for any period.

Amendment and Termination

The Committee, subject to approval of the Board, may terminate, amend, or modify the 2006 Plan at any time; provided, however, that stockholder approval will be obtained for any amendment to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, to increase the number of shares available under the 2006 Plan, to permit the Committee to grant options with a price below fair market value on the date of grant, or to extend the exercise period for an option beyond ten years from the date of grant. In addition, absent stockholder approval, no option may be amended to reduce the per share exercise price of the shares subject to such option below the per share exercise price as of the date the option was granted and, except to the extent permitted by the 2006 Plan in connection with certain changes in capital structure, no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher per share exercise price.

Notwithstanding any other provision of the 2006 Plan to the contrary, any award other than an option or other award for which the participant pays the intrinsic value, whether directly or by foregoing a right to receive a cash payment from the Company (“Full Value Awards”) made to our employees or consultants, shall become vested over a period of not less than three years (or in the case of vesting based upon the attainment of any performance goals over a period of not less than one year) following the date the Full Value Award is made, provided that Full Value Awards that result in the issuance of an aggregate of up to 5% of the shares of common stock available pursuant to the 2006 Plan may be granted to any one or more participants without respect to such minimum vesting provisions.

In no event may an award be granted pursuant to the 2006 Plan on or after the tenth anniversary of the date the stockholders approve the 2006 Plan.

Effect of Change in Control

If a Change in Control occurs (as defined in the 2006 Plan) and awards are not converted, assumed, or replaced by a successor, such awards will become fully exercisable and all forfeiture restrictions on such awards will lapse.

Federal Income Tax Consequences

With respect to nonqualified stock options, the Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. A participant receiving incentive stock options will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the common stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one which does not meet the requirements of the Code for incentive stock options and the tax consequences described for nonqualified stock options will apply.

The current federal income tax consequences of other awards authorized under the 2006 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Code Section 162(m) with respect to covered employees.

New Plan Benefits

No awards will be granted pursuant to the 2006 Plan until it is approved by the Company’s stockholders. In addition, awards are subject to the discretion of the Committee. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2006 Plan or the benefits that would have been received by such participants if the 2006 Plan had been in effect in the fiscal year ended June 30, 2006.

Non-Employee Director Awards

The 2006 Plan permits the grant of awards to our non-employee directors pursuant to a written non-discretionary formula recommended by the compensation committee of our board of directors and approved by our board of directors. In August 2006, our board of directors approved a written non-discretionary formula whereby each non-employee director will receive an annual grant of options to purchase 7,500 shares of our common stock and an award of 3,750 shares of restricted stock pursuant to the 2006 Plan beginning January 1, 2007. The options granted will have a five year term and an exercise price equal to the fair market value of a share of our common stock on the date of grant. The options and the restricted stock will vest on the earlier of the anniversary of the date of grant or a change in control of the Company subject to the continued service of the director.

Vote Required

Adoption of the 2006 Plan requires approval by holders of a majority of the outstanding shares of Company common stock who are present, or represented, and entitled to vote thereon, at the Annual Meeting.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2006 INCENTIVE AWARD PLAN.

OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities to file certain reports regarding ownership of, and transactions in, the Company’s securities with the SEC. Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely on its review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes its executive officers, directors and more than 10% stockholders complied with all applicable filing requirements.

Share Ownership by Principal Stockholders and Management

The following table sets forth the beneficial ownership of common stock of the Company as of August 31, 2006 by:

•       all persons known to the Company to be the beneficial owners of more than 5% of the Company’s common stock,

•       each of the officers named in the Summary Compensation Table (the “Named Executive Officers”),

•       each director, and

•       all directors and executive officers as a group.

A total of 47,797,538 shares of the Company’s common stock were issued and 45,818,616 shares were outstanding as of August 31, 2006. The share numbers reflected in the following table include shares and options to purchase shares that are exercisable within 60 days as of August 31, 2006. Unless otherwise indicated below, the address of each beneficial owner is c/o Symmetricom, Inc., 2300 Orchard Parkway, San Jose, California 95131-1017.

Name and Address	Shares Beneficially Owned	Approximate Percent Owned
ICM Asset Management, Inc. and James M. Simmons(1) 601 W. Main Avenue, Suite 600 Spokane, WA 99201	4,734,885	10.30%

Options to purchase shares that are exercisable within 60 days of August 31, 2006 are considered outstanding and beneficially owned by the person holding the options for purposes of computing the percentage ownership of that person but are not treated as outstanding for purposes of computing the percentage ownership of any person.

Thomas W. Steipp(2)	622,033	1.36%
William Slater(3)	172,215	*
Robert T. Clarkson(4)	97,500	*
Bruce Bromage(5)	130,785	*
Richard N. Snyder(6)	67,500	*
Richard W. Oliver(7)	55,350	*
Robert M. Neumeister Jr.(8)	50,000	*
Elizabeth A. Fetter(9)	47,011	*
Alfred Boschulte(10)	9,011	*
Robert J. Stanzione(11)	5,000	*
Nancy J. Shemwell(12)	91,221	*
All current directors and executive officers as a group (11 persons)	1,347,626	2.94%

*	Less than one percent (1%)

(1)

Based solely on Schedule 13G filed with the SEC by ICM Asset Management, Inc. (CWAM). ICM Asset Management, Inc. is a registered investment adviser whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of shares of the Company’s common stock. James M. Simmons is the Chief Executive Officer and controlling shareholder of ICM Asset Management, Inc. No individual client’s holdings of shares of the Company’s common stock are more than 5% of the outstanding shares of the Company’s common stock.

(2)	Includes 421,004 shares subject to options exercisable within 60 days of August 31, 2006.
(3)	Includes 75,656 shares subject to options exercisable within 60 days of August 31, 2006.
(4)	Includes 52,500 shares subject to options exercisable within 60 days of August 31, 2006.
(5)	Includes 98,750 shares subject to options exercisable within 60 days of August 31, 2006.
(6)	Includes 67,500 shares subject to options exercisable within 60 days of August 31, 2006.
(7)	Includes 50,000 shares subject to options exercisable within 60 days of August 31, 2006.
(8)	Includes 50,000 shares subject to options exercisable within 60 days of August 31, 2006.
(9)	Includes 47,011 shares subject to options exercisable within 60 days of August 31, 2006.
(10)	Includes 9,011 shares subject to options exercisable within 60 days of August 31, 2006.
(11)	Includes 5,000 shares subject to options exercisable within 60 days of August 31,2006.
(12)	Includes 61,250 shares subject to options exercisable within 60 days of August 31,2006.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of June 30, 2006 with respect to compensation plans under which our equity securities are authorized for issuance.

Equity Compensation Plan Information
As of June 30, 2006

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	2,967,709	$6.77	1,387,625
Equity compensation plans not approved by security holders(2)(3)	1,431,176	$8.14	229,514
Total	4,398,885	$7.21	1,617,139

(1)	Includes our 1994 Employee Stock Purchase Plan, 1999 Employee Stock Option Plan and 1999 Director Stock Option Plan.
(2)

Includes the 2002 Employee Stock Option Plan. For a discussion of the material features of this plan, see Note N to the notes of our consolidated financial statements included with our Annual Report on Form 10-K.

(3)

Does not include warrants to purchase 300,000 shares of common stock granted in connection with the Telmax acquisition, which expire in October 2006. As of October 16, 2001 (issue date), these warrants had an exercise price of $7.00 per share.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table sets forth compensation earned in the last three fiscal years by (i) the Company’s Chief Executive Officer, and (ii) the four most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of the fiscal year ended June 30, 2006.

						Long-Term
		Annual Compensation				Compensation Awards
					Other		Securities
					Annual	Restricted	Underlying	All Other
		Salary		Bonus	Compensation	Stock	Options	Compensation
Name and Principal Position	Year	($)(1)		($)(1)	($)(2)	($)	(#)(*)	($)(3)
Thomas W. Steipp	2006	491,827		128,751	—	27,000	80,000	3,150
Chief Executive Officer	2005	450,000		242,241	71,329	—	150,000	4,100
	2004	443,077		346,830	—	—	160,000	1,999
William Slater	2006	305,481		133,554	—	12,000	35,000	3,150
Executive Vice President	2005	305,481		121,754	—	—	65,000	4,100
Finance and	2004	271,654		108,920	—	—	60,000	3,866
Administration, Chief Financial Officer and Secretary
Bruce Bromage	2006	274,327		40,793	—	8,000	25,000	3,150
Executive Vice President	2005	274,327		32,843	—	—	35,000	4,100
and General Manager	2004	196,923		74,800	—	—	40,000	3,289
Nancy J. Shemwell	2006	249,231		106,160	—	18,000 (5)	25,000	3,150
Executive Vice President	2005	249,231	(4)	45,240	—	—	110,000	1,312
Global Sales & Support	2004	—		—	—	—	—	—
Dale A. Pelletier	2006	238,269		40,750	—	7,000	35,000	3,150
Executive Vice President	2005	220,000		95,700	—	—	20,000	3,227
Global Operations	2004	214,596		82,280	—	—	30,000	2,651

(1)	Includes amounts earned by the executive for the year but deferred at the election of the executive into the Company-sponsored deferred compensation plan.
(2)

Excludes certain perquisites and other personal benefits, securities or property that, for any executive officer, in the aggregate did not exceed 10% of the total annual salary and bonus for such executive officer.

(3)	Represents Company matching 401(k) plan contributions.
(4)	Represents actual salary that Ms. Shemwell received during the year as she joined the Company on September 13, 2004.
(5)

Represents the remaining balance of restricted shares as of June 30, 2006. On August 4, 2005, Nancy Shemwell was granted 18,000 restricted shares, including 10,000 shares dependent upon the achievement of specific goals by June 30, 2006, which shares were repurchased because the goals were not achieved.

Option Grants in Fiscal 2006

The following table sets forth certain information with respect to stock options granted to the Named Executive Officers during fiscal 2006 and the number and value of the options held by each individual as of June 30, 2006.

Option Grants in Fiscal 2006

	Number of Securities Underlying Options	% of Total Options Granted to Employees in	Exercise or Base Price		Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(4)
Name	Granted (#)(1)	Fiscal Year(2)	($/SH)(3)	Expiration Date	5% ($)	10% ($)
Current Executive Officers
Thomas W. Steipp	80,000	8.34%	9.42	August 4, 2010	208,206	460,080
William Slater	35,000	3.65%	9.42	August 4, 2010	91,090	201,285
Bruce Bromage	25,000	2.61%	9.42	August 4, 2010	65,064	143,775
Nancy J. Shemwell	25,000	2.61%	9.42	August 4, 2010	65,064	143,775
Dale A. Pelletier	20,000	2.09%	9.42	August 4, 2010	52,051	115,020

(1)

The options were granted under the 1999 Employee Stock Option Plan. The options are nonqualified stock options and are subject to a three-year vesting schedule with 25% vested at the first and second anniversary of the grant date, respectively, and the remaining 50% vested at the third anniversary of the grant date.

(2)	The percentage of options granted is based on options to purchase a total of 958,975 shares of Symmetricom’s common stock granted to employees of Symmetricom in fiscal 2006.
(3)	The exercise price per share is equal to the closing price of Symmetricom’s common stock on the date of grant.
(4)

The potential realizable value is calculated based on the fair market value on the date of grant, which is equal to the exercise price of options granted in fiscal 2006, assuming that the stock appreciates in value from the date of grant until the end of the option term at the annual rates of each 5% and 10%. Potential realizable value is net of the option exercise price. The assumed rates of appreciation are specified in rules of the SEC and do not represent Symmetricom’s estimate or projection of future stock price actual gains, if any, resulting from stock option exercises. Potential realizable values of common stock holdings are dependent on the future performance of the common stock, overall stock market conditions, as well as the option holder’s continued employment through the exercise/vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

Aggregated Option Exercises in Fiscal 2006 and Option Values at June 30, 2006

The following table sets forth the number of shares acquired and the value realized upon exercise of stock options during fiscal 2006 and the number of shares of our common stock subject to exercisable and unexercisable stock options held by the Named Executive Officers at the close of business on June 30, 2006.

	Shares Acquired on	Value	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-the-Money Options at Fiscal Year End ($)(1)
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Thomas W. Steipp	—	—	363,504	272,500	$527,093	$—
William Slater	23,094	68,820	50,656	113,750	$12,072	$—
Bruce Bromage	—	—	83,750	71,250	$112,750	$—
Nancy J. Shemwell	—	—	27,500	107,500	$—	$—
Dale A. Pelletier	—	—	52,500	80,000	$47,950	$—

(1)	Market value of the underlying securities is based on the closing price of $7.07 of Symmetricom common stock on June 30, 2006.

Compensation Committee Interlocks and Insider Participation

The Stock Option and Compensation Committee of the Board is currently composed of non-employee directors Elizabeth A. Fetter, Chairman, Dr. Richard W. Oliver and Richard N. Snyder. No interlocking relationship exists between the Board and the compensation committee of any other company, nor has any such interlocking relationship existed in the past. No current executive officer of the Company has ever served as a member of the board of directors or compensation committee of any other entity that has had one or more executive officers serving as a member of the Company’s Board of Directors or the Stock Option and Compensation Committee.

CERTAIN TRANSACTIONS

Employment Agreement with Thomas W. Steipp

On July 1, 2001 the Company ratified the employment agreement with Mr. Thomas W. Steipp. The employment agreement provided for an initial term of employment through December 31, 2001, but is automatically renewable for one-year terms on an annual basis. Thus, the current term of the employment agreement expires December 31, 2006. Mr. Steipp’s compensation shall be increased annually according to an amount mutually determined by Mr. Steipp and the Board; however, such increases cannot be less than percentage increase of the preceding year’s Consumer Price Index for the San Francisco Bay Area. Mr. Steipp’s base salary is $475,000 for fiscal 2006 and he is eligible to receive up to 75% of his base salary as incentive compensation and up to 150% if he achieves certain goals. Mr. Steipp has the same eligibility to participate in the Company’s current Stock Option Plan and in future Stock Option Plans as other executives.

Mr. Steipp’s employment agreement provides that, in the event of Mr. Steipp’s termination by the Company without cause, the Company (i) will pay Mr. Steipp a lump sum payment equal to his annual salary, and (ii) will provide Mr. Steipp 100% coverage of health, dental and life insurance following termination until the earlier of: (a) 18 months following such date, or (b) the date that he and his dependents are covered by comparable plans by another employer, (iii) will pay one third of the shares subject to unvesterd stock options held by Mr. Steipp, and one third of any unvested restricted stock held by Mr. Steipp shall be vested immediately upon termination of employment with the Company. Mr. Steipp shall have until the first anniversary of the date of termination to exercise such options as to which the vesting shall have been accelerated in return for a non-solicitation agreement.

Change of Control Agreement of Thomas W. Steipp

The Company also entered into a change of control retention agreement with Mr. Steipp on July 1, 2001. The Board believes that it is in the best interest of the Company and its stockholders to provide the Chief Executive Officer with the following upon the occurrence of certain events following a change of control:

•       We will pay Mr. Steipp a lump sum equal to three times the sum of: (i) his base salary on the date of termination, and (ii) 100% of his target bonus for the prior year,

•       Mr. Steipp’s outstanding stock options and restricted stock shall immediately and fully vest, and

•       We will provide Mr. Steipp 100% coverage of health, dental and life insurance following termination until the earlier of: (i) 18 months following such date, or (ii) the date that he and his dependents are covered by comparable plans by another employer.

The above rights are triggered by a termination of Mr. Steipp within 24 months following a change of control of the Company where such termination results from: (i) an involuntary termination by the Company without cause, (ii) death or disability, or (iii) a voluntary termination by Mr. Steipp for good reason. Good reason includes a significant reduction in authority or duties, the relocation of Mr. Steipp’s principal place of employment more than 30 miles from his current residence, or a reduction in the base salary, incentive compensation, equity compensation, or other benefits received prior to the change of control.

Mr. Steipp’s change of control agreement further provides for gross-up payments to Mr. Steipp in the event he is subject to the tax code’s excise tax on so-called excess parachute payments. For purposes of this agreement, a change of control includes (1) the sale or disposition of all, or substantially all, of our assets substantially as an entirety to a person, entity or group acting in concert; (2) any transaction or series of related transactions by which a person, entity or group becomes the beneficial owner of 45% or more of the aggregate voting power of all classes of Symmetricom common stock, unless such entity is one of our subsidiaries, an entity formed by us to hold such securities, or one of our employee stock ownership plans; (3) certain changes in the composition of our board of directors occurring within a two-year period; or (4) a merger or consolidation of the Company with any other company in which the Company’s stockholders immediately before the transaction own less then 55% of the outstanding voting securities of the surviving entity, or its parent, immediately after the merger.

Loans to Thomas W. Steipp

In March 1998, in connection with his acceptance of employment with the Company and the related relocation of his personal residence, Mr. Steipp borrowed $400,000 from the Company pursuant to a Promissory Note Secured by Deed of Trust bearing interest at the rate of 6% per year (the “Interest Bearing Note”) and $500,000 pursuant to a separate Promissory Note Secured by Deed of Trust that is interest free (the “Interest Free Note”). By their terms both the Interest Bearing Note and the Interest Free Note become fully due and payable upon the earliest to occur of: (i) five days after Mr. Steipp’s voluntary resignation or termination for good cause; (ii) 360 days after Mr. Steipp’s termination by the Company without good cause; (iii) on the date of transfer of Mr. Steipp’s principal residence, under certain circumstances; or (iv) on March 25, 2008. The Interest Free Note is secured by a deed of trust on Mr. Steipp’s principal residence, and the Interest Bearing Note was secured by a second deed of trust on Mr. Steipp’s principal residence. The principal and interest on the Interest Bearing Loan was forgiven at the end of June 2001. The Interest Free Note does not provide for such forgiveness. However, Mr. Steipp’s employment agreement provides that the Company shall forgive any remaining amounts due on the Interest Free Note in the event that Mr. Steipp is terminated for cause or voluntarily resigns for good reason, and within 30 days of such forgiveness of indebtedness shall pay Mr. Steipp in a single lump sum a gross-up amount for payment of taxes (including any interest or penalties imposed with respect to such taxes) imposed upon the forgiveness of indebtedness.

In February 2001, pursuant to the Company’s senior executive loan plan, the Company loaned Mr. Steipp $555,000 and Mr. Steipp delivered to the Company a full-recourse promissory note in the amount of $555,000. This note accrued interest at an annual rate of 7.75%. Interest payments were due annually and the entire principal balance was due and payable on January 31, 2006. The note was secured by the Company common stock pledged by Mr. Steipp. The entire principal balance was paid in fiscal year 2005.

Change of Control Agreements with William Slater, Nancy J. Shemwell, and Bruce K. Bromage

On May 22, 2006, we entered an executive severance benefits agreement with each of the above officers of the Company. The agreement with Mr. Slater supersedes and replaces the Company’s existing change of the control agreement with Mr. Slater, which was filed with the SEC on May 14, 2002.

The executive severance benefits agreement with each executive officer provides that if at any time prior to a change of control of the Company or more than twelve months following a change of control of the Company, such executive officer’s employment is terminated by the Company without cause or by constructive termination, then such executive officer is entitled to the following severance benefits: (1) base salary for six, nine or twelve months depending on the length of the executive officer’s employment by the Company; (2) the executive officer’s target bonus for the fiscal year during which the termination occurs prorated by six, nine or twelve months depending on the length of the executive officer’s employment with the Company: and (3) health benefits for the executive officer and his or her dependents for six, nine or twelve months depending on the length of the executive officer’s employment by the Company (or the earlier expiration of the COBRA continuation period). The agreement also provides that if at any time within twelve months following a change of control of the Company, the executive officer’s employment is terminated by the Company without cause or by constructive termination, then such executive officer is entitled to the following severance benefits: (1) base salary for twelve months; (2) the sum of (a) the executive officer’s target annual bonus for the fiscal year during which the termination occurs prorated by the portion of the fiscal year that the executive officer was employed by the Company plus (b) the full target annual bonus for such fiscal year; (3) immediate vesting of any unvested stock option or other stock awards; and (4) health benefits for the executive officer and his or her dependents for twelve months (or the earlier expiration of the COBRA continuation period).

For purposes of these agreements, a change of control includes the acquisition, directly or indirectly, by any person or group of 50% or more of the combined voting power of the Company’s then outstanding securities, other than an acquisition by (1) a fiduciary of one of the Company’s employee benefit plans or (2) the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company; however, an acquisition of Company securities by the Company that causes any person or group to own 50% or more of the combined voting power of the Company’s then outstanding securities will not constitute a change of control unless such person or group becomes the beneficial owner of any additional voting securities of the Company following such acquisition. A change of control also includes a merger or other reorganization, the sale or other disposition of all or substantially all of the Company’s assets or the acquisition of assets or stock of another entity, unless the Company’s voting securities outstanding immediately before the transaction continue to represent at least a majority of the combined voting power of the successor entity’s outstanding voting securities.

Related Party Transactions

During fiscal year 2006, the Company sold certain products to ARRIS Group valued at approximately $175,000. During the same period, the Company acquired test equipment of $2,000 from ARRIS Group. Mr. Robert Stanzione is the CEO of ARRIS Group and a member of the Board of Directors of the Company.

REPORT OF THE STOCK OPTION AND COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

The Stock Option and Compensation Committee is currently comprised of three independent, non-employee directors who have no interlocking relationships, as defined by the SEC. As part of its duties, the Stock Option and Compensation Committee reviews compensation levels of the executive officers and directors and evaluates executive officer performance. The Stock Option and Compensation Committee also administers the Company’s stock option plans. In connection with such duties, the Stock Option and Compensation Committee determines base salary levels and short-term incentive bonus programs for the Company’s executive officers at or about the start of the fiscal year, and determines actual bonuses after the end of such fiscal year based upon the achievement of Company or subsidiary profit levels. The Stock Option and Compensation Committee also determines stock option awards to executives throughout the year.

The Company’s executive pay programs are designed to attract and retain executives who will contribute to the Company’s long-term success, to reward executives for achieving both short and long-term strategic Company goals, to link executive and stockholder interest through equity-based plans, and to provide a compensation package that recognizes individual contributions and Company performance. A substantial portion of each executive’s total compensation is intended to be variable and to relate to and be contingent upon the achievement of Company or subsidiary profit levels.

The three key components of the Company’s executive compensation program in fiscal 2006 were base salary, short-term incentives, represented by the Company’s annual bonus program, and long-term incentives, represented by the Company’s stock programs. The Company also provides benefits to its executives to provide for health, welfare and security needs, as well as for executive efficiency. The Company’s current policies with respect to the three principal elements of its executive compensation program, as well as the basis for the compensation awarded to Thomas W. Steipp, the Company’s present Chief Executive Officer, is discussed below.

Base Salary

Base salaries of executive officers are initially determined by evaluating the responsibilities of the position held and the experience and performance of the individual, with reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions for high technology companies. The Stock Option and Compensation Committee uses survey data provided by a compensation consultant to benchmark the Company’s executive compensation. The companies included in the survey data are other peer companies in the technology sector. The Stock Option and Compensation Committee considers not only the achievement of corporate and business unit financial and strategic goals, but also individual performance, including managerial effectiveness, teamwork and customer satisfaction. Base salaries of executive officers in fiscal 2006 were set at levels comparable to levels at other companies in the technology sector to help the Company attract and retain highly talented individuals in an increasingly competitive market, and in a period in which the Company has experienced substantial fluctuations in its stock price.

Management Incentive Program

As part of the annual bonus process, the Stock Option and Compensation Committee reviewed and approved the bonus program for fiscal 2006 at the beginning of the fiscal year. The plan was based on predetermined targets for the fiscal year’s revenue and net income, and on personal performance goals. The bonus payout to each eligible plan participant was dependent upon the individual’s specific bonus percentage rate and base salary. The bonus plan provided for payment in two phases; the first payment based on the first half performance with a maximum payout of 30% of target, and the second payment based on the full year performance with a maximum of 190% of targeted bonus (minus the first half payout). The first half payment ranged between 23% and 29%, paid out in February, 2006; the second half payment ranged between 6% and 8%, paid out in August, 2006.

The bonus payable is 50% of base salary for all executives other than Mr. Steipp and Ms. Shemwell. Ms. Shemwell’s base salary is $240,000 for fiscal 2006 and she will be able to earn up to 65% of her base salary as incentive compensation. Ms. Shemwell received a special incentive grant of Restricted Stock under the Company’s 1999 Employee Stock Option Plan which provided that Company’s right to repurchase the 10,000 shares if the following goals were not achieved: (a) the Company recognized at least $195 million in GAAP revenues in fiscal 2006, plus the revenues budgeted to the recently acquired Agilent cesium product line and (2) the Company generated at least $20 million in fiscal 2006 in bookings from certain customers. These goals were not achieved in fiscal 2006, and for that reason the shares were repurchased by the Company.

Equity-Based Compensation

Under the Company’s 1999 Employee Stock Plan, stock options and restricted stock may be granted to executive officers and other key employees of the Company. The size of stock option awards is based primarily on an individual’s performance and the individual’s responsibilities and position with the Company, as well as on the individual’s present outstanding vested and unvested options. Options are designed to align the interests of executive officers with those of stockholders. Stock options are granted with an exercise price equal to the fair market value of the Company’s common stock on the date of grant, and current grants generally vest over three years, subject to the Stock Option and Compensation Committee’s discretion to vary the vesting schedule. This approach is designed to encourage the creation of stockholder value over the long term since no benefit is realized from the stock option grant unless the price of the common stock rises over a number of years.

Compensation of the Chief Executive Officer

The Stock Option and Compensation Committee meets without the Chief Executive Officer present to evaluate his performance. The Chief Executive Officer’s base salary and annual incentive bonus were determined based on a number of factors, including comparative salaries of chief executive officers of similar performance high technology companies, and the Company’s performance in the current fiscal year, as well as targets for the next fiscal year. Mr. Steipp’s base salary for fiscal 2006 was set at levels competitive with industry standards under the Stock Option and Compensation Committee’s philosophy set forth above in “Base Salary.” Mr. Steipp received an increase from $450,000 to $475,000 for his salary during fiscal 2006 and an incentive bonus of $103,813 for first half of fiscal 2006 and $24,935 for the 2nd half of fiscal 2006. Mr. Steipp received options to purchase 80,000 shares of common stock and 27,000 shares of restricted stock during fiscal 2006.

By the Members of the Stock Option and
Compensation Committee
Elizabeth A. Fetter, Chairman
Richard W. Oliver
Richard N. Snyder

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

Audit Committee Report

The Audit Committee is comprised of three members, Robert M. Neumeister Jr., Chairman, Alfred F. Boschulte and Elizabeth A. Fetter, each of whom is “independent,” as defined in the rules and regulations of the Nasdaq Stock Market. Upon the recommendation of the Audit Committee and in compliance with regulations of the Nasdaq Stock Market, the Board has adopted an Audit Committee Charter setting forth the requirements for the composition of the Audit Committee, the qualifications of its members, the frequency of meetings and the responsibilities of the Audit Committee.

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended June 30, 2006, which include the consolidated balance sheets of the Company as of June 30, 2005, and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the three years for the period ended June 30, 2006, 2005 and 2004 and the notes thereto. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Review with Management

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the Company’s audited financial statements with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee has discussed with Deloitte & Touche LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements.

The Audit Committee reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles in the United States of America, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent registered public accounting firm their independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with their independence.

The Audit Committee discussed with the independent registered public accounting firm the overall scope and plans for their audits. The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls in connection with their audit procedures, and the overall quality of the Company’s financial reporting.

Conclusion

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form l0-K for the year ended June 30, 2006 for filing with the SEC. The Audit Committee and the Board have also recommended, subject to stockholder approval, the selection of the Company’s independent registered public accounting firm.

By the Members of the Audit Committee
Robert M. Neumeister Jr., Chairman
Alfred F. Boschulte
Elizabeth A. Fetter

COMPARATIVE STOCK PERFORMANCE

The graph below compares the cumulative total stockholders’ return on the Company’s common stock for the last five fiscal years with the total return on the S&P 500 Index and the S&P Technology Sector over the same period (assuming the investment of $100 in the Company’s common stock, the S&P 500 Index and the S&P Information Technology Index, and reinvestment of all dividends).

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG SYMMETRICOM, INC., THE S & P 500 INDEX
AND THE S & P INFORMATION TECHNOLOGY INDEX

      * $100 invested on 6/30/01 in stock or index-including reinvestment of dividends. Fiscal year ending June 30.

Copyright © 2006, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

OTHER MATTERS

The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend.

It is important that your stock be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to mark, sign, date and return the accompanying Proxy as promptly as possible in the postage-paid envelope enclosed for that purpose.

Any person who was a beneficial owner of common stock on the record date for the 2006 Annual Meeting may obtain a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2006, filed with the Securities and Exchange Commission without charge (except for exhibits to such annual report which will be furnished upon payment of the Company’s reasonable expenses in furnishing such exhibits). The request for such materials should identify the person making the request as a stockholder of the Company as of the record date and should be directed to Investor Relations, Symmetricom, Inc., 2300 Orchard Parkway, San Jose, CA 95131-1017.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ WILLIAM SLATER
William Slater
Corporate Secretary
Dated: September 25, 2006

Appendix A

SYMMETRICOM, INC.
2006 INCENTIVE AWARD PLAN

ARTICLE 1.

PURPOSE

The purpose of the Symmetricom, Inc. 2006 Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of Symmetricom, Inc. (the “Company”) by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1   “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, a Performance Bonus Award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

2.2   “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award, including through electronic medium.

2.3   “Board” means the Board of Directors of the Company.

2.4   “Change of Control” Change of Control means:

(a)    the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act of securities entitled to vote generally in the election of directors (“voting securities”) of the Company that represent fifty percent (50%) or more of the combined voting power of the Company’s then outstanding voting securities, other than:

(i)    an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

(ii)   an acquisition of voting securities by the Company or a corporation owned, directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company.

Notwithstanding the foregoing, the following event shall not constitute an “acquisition” by any person or group for purposes of this Section: an acquisition of the Company’s securities by the Company that causes the Company’s voting securities beneficially owned by a person or group to represent fifty percent (50%) or more of the combined voting power of the Company’s then outstanding voting securities; provided, however, that if a person or group shall become the beneficial owner of fifty percent (50%) or more of the combined voting power of the Company’s then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change of Control; or

(b)   the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets or (z) the acquisition of assets or stock of another entity, in each case other than a transaction which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction.

2.5   “Code” means the Internal Revenue Code of 1986, as amended.

2.6   “Committee” means the committee of the Board described in Article 12.

2.7   “Consultant” means any consultant or adviser if: (a) the consultant or adviser renders bona fide services to the Company; (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

2.8   “Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

2.9   “Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Section 8.5.

2.10   “Disability” means that the Participant qualifies to receive long-term disability payments under the Company’s long-term disability insurance program, as it may be amended from time to time.

2.11   “Dividend Equivalents” means a right granted to a Participant pursuant to Section 8.3 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

2.12   “Effective Date” shall have the meaning set forth in Section 13.1.

2.13   “Eligible Individual” means any person who is an Employee, a Consultant or an Independent Director, as determined by the Committee.

2.14   “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

2.15   “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.16   “Fair Market Value” means, as of any given date, (a) if Stock is traded on an exchange, the closing price of a share of Stock as reported in the Wall Street Journal (or such other source as the Company may deem reliable for such purposes) for such date, or if no sale occurred on such date, the first trading date immediately prior to such date during which a sale occurred; or (b) if Stock is not traded on an exchange but is quoted on a quotation system the mean between the closing representative bid and asked prices for the Stock on such date, or if no sale occurred on such date, the first date immediately prior to such date on which sales prices or bid and asked prices, as applicable, are reported by such quotation system; or (c) if Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

2.17   “Full Value Award” means any Award other than an Option or other Award for which the Participant pays the intrinsic value (whether directly or by forgoing a right to receive a payment from the Company).

2.18   “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

2.19   “Independent Director” means a member of the Board who is not an Employee of the Company.

2.20   “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor rule.

2.21   “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

2.22   “Option” means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

2.23   “Participant” means any Eligible Individual who, as a member of the Board, Consultant or Employee, has been granted an Award pursuant to the Plan.

2.24   “Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Section 8.7, but which is subject to the terms and conditions set forth in Article 9.

2.25   “Performance Bonus Award” has the meaning set forth in Section 8.7.

2.26   “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added, sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

2.27   “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

2.28   “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

2.29   “Performance Share” means a right granted to a Participant pursuant to Section 8.1, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

2.30   “Performance Stock Unit” means a right granted to a Participant pursuant to Section 8.2, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

2.31   “Prior Plans” means, collectively, the following plans of the Company: the 1999 Director Stock Option Plan; the 1999 Employee Stock Option Plan and the 2002 Employee Stock Plan in each case as such plan may be amended from time to time.

2.32   “Plan” means this Symmetricom, Inc. 2006 Incentive Award Plan, as it may be amended from time to time.

2.33   “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.34   “Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

2.35   “Restricted Stock Unit” means an Award granted pursuant to Section 8.6.

2.36   “Securities Act” shall mean the Securities Act of 1933, as amended.

2.37   “Stock” means the common stock of the Company, and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

2.38   “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

2.39   “Stock Payment” means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Section 8.4.

2.40   “Subsidiary” means any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1   Number of Shares.

(a)    Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be the sum of: (i) 3,700,000 shares and (ii) any shares of Stock which as of the Effective Date are available for issuance under any of the Prior Plans and which following the Effective Date are not issued under the Prior Plans (including shares of Stock that are subject to stock options and other equity awards outstanding under the Prior

Plans that expire, are cancelled or otherwise terminate unexercised, or shares of Stock that otherwise would have reverted to the share reserves of the Prior Plans following the Effective Date); provided, however, that the maximum aggregate number of shares of Stock that may be issued or transferred pursuant to Awards under the Plan during the term of the Plan shall not exceed 9,521,331 shares, subject to Article 11.

(b)   To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan. Notwithstanding the provisions of this Section 3.1(b), no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

3.2   Stock Distributed.   Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

3.3   Limitation on Number of Shares Subject to Awards.   Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during a calendar year (measured from the date of any grant) shall be 3,000,000 and the maximum amount that may be paid in cash during any calendar year with respect to any Performance-Based Award (including, without limitation, any Performance Bonus Award) shall be $2,000,000.

ARTICLE 4.

ELIGIBILITY AND PARTICIPATION

4.1   Eligibility.   Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan; provided, that Independent Directors shall be eligible to be granted Awards in accordance with Section 11.1 of the Plan.

4.2   Participation.   Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan.

4.3   Foreign Participants.   Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Eligible Individuals, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan; and (v) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

ARTICLE 5.

STOCK OPTIONS

5.1   General.   The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)    Exercise Price.   The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided, that, subject to Section 5.2(d), the exercise price for any Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant.

(b)   Time and Conditions of Exercise.   The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed five years. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c)    Payment.   The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation: (i) cash, (ii) shares of Stock held for such period of time as may be required by the Committee in order to avoid adverse accounting consequences and having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iii) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, after the Public Trading Date, no Participant shall be permitted to pay the exercise price of an Option, or continue any extension of credit with respect to the exercise price of an Option with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(d)   Evidence of Grant.   All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

5.2   Incentive Stock Options.   Incentive Stock Options shall be granted only to Employees and the terms of any Incentive Stock Options granted pursuant to the Plan, in addition to the requirements of Section 5.1, must comply with the provisions of this Section 5.2.

(a)    Expiration.   Subject to Section 5.2(c), an Incentive Stock Option shall expire and may not be exercised to any extent by anyone after the first to occur of the following events:

(i)    Five years from the date it is granted, unless an earlier time is set in the Award Agreement;

(ii)   Three months after the Participant’s termination of employment as an Employee; and

(iii)  One year after the date of the Participant’s termination of employment or service on account of Disability or death. Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(b)   Dollar Limitation.   The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(c)    Ten Percent Owners.   An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

(d)   Notice of Disposition.   The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

(e)    Right to Exercise.   During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(f)    Failure to Meet Requirements.   Any Option (or portion thereof) purported to be an Incentive Stock Option, which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.

ARTICLE 6.

RESTRICTED STOCK AWARDS

6.1   Grant of Restricted Stock.   The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

6.2   Issuance and Restrictions.   Subject to Section 10.6, Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

6.3   Forfeiture.   Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that, except as otherwise provided by Section 10.6, the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

6.4   Certificates for Restricted Stock.   Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 7.

STOCK APPRECIATION RIGHTS

7.1   Grant of Stock Appreciation Rights.

(a)    A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

(b)   A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the product of (i) the excess of (A) the Fair Market Value of the Stock on the date the Stock Appreciation Right is exercised over (B) the Fair Market Value of the Stock on the date the Stock Appreciation Right was granted and (ii) the number of shares of Stock with respect to which the Stock Appreciation Right is exercised, subject to any limitations the Committee may impose.

7.2   Payment and Limitations on Exercise.

(a)    Subject to Section 7.2(b), payment of the amounts determined under Sections 7.1(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee in the Award Agreement.

(b)   To the extent any payment under Section 7.1(b) is effected in Stock, it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

ARTICLE 8.

OTHER TYPES OF AWARDS

8.1   Performance Share Awards.   Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.2   Performance Stock Units.   Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in unit equivalent of shares of Stock and/or units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.3   Dividend Equivalents.

(a)    Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

(b)   Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

8.4   Stock Payments.   Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

8.5   Deferred Stock.   Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee subject to Section 10.6. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

8.6   Restricted Stock Units.   The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate subject to Section 10.6. At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall, subject to Section 10.5(b), transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited.

8.7   Performance Bonus Awards.   Any Participant selected by the Committee may be granted one or more Performance-Based Awards in the form of a cash bonus (a “Performance Bonus Award”) payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee subject to Section 10.6. Any such Performance Bonus Award paid to a Covered Employee shall be based upon objectively determinable bonus formulas established in accordance with Article 9.

8.8   Term.   Except as otherwise provided herein, the term of any Award of  Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock or Restricted Stock Units shall be set by the Committee in its discretion.

8.9   Exercise or Purchase Price.   The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Payments or Restricted Stock Units; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

8.10   Exercise upon Termination of Employment or Service.   An Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Stock Payments and Restricted Stock Units shall only be exercisable or payable while the Participant is an Employee, Consultant or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock or Restricted Stock Units may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise; provided, however, that any such provision with respect to Performance Shares or Performance Stock Units shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

8.11   Form of Payment.   Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

8.12   Award Agreement.   All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by an Award Agreement.

ARTICLE 9.

PERFORMANCE-BASED AWARDS

9.1   Purpose.   The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

9.2   Applicability.   This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

9.3   Procedures with Respect to Performance-Based Awards.   To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 or 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

9.4   Payment of Performance-Based Awards.   Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the amount earned under a Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

9.5   Additional Limitations.   Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10.

PROVISIONS APPLICABLE TO AWARDS

10.1   Stand-Alone and Tandem Awards.   Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

10.2   Award Agreement.   Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

10.3   Limits on Transfer.   No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a “blind trust” in connection with the Participant’s termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issue of securities.

10.4   Beneficiaries.   Notwithstanding Section 10.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

10.5   Stock Certificates; Book Entry Procedures.

(a)    Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

(b)   Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

10.6   Full Value Award Vesting Limitations.   Notwithstanding any other provision of this Plan to the contrary, Full Value Awards made to Employees or Consultants shall become vested over a period of not less than three years (or, in the case of vesting based upon the attainment of Performance Goals or other performance-based objectives, over a period of not less than one year) following the date the Award is made; provided, however, that, notwithstanding the foregoing, Full Value Awards that result in the issuance of an aggregate of up to 5% of the shares of Stock available pursuant to Section 3.1(a) may be granted to any one or more Participants without respect to such minimum vesting provisions.

10.7   Paperless Exercise.   In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless exercise of Awards by a Participant may be permitted through the use of such an automated system.

ARTICLE 11.

CHANGES IN CAPITAL STRUCTURE

11.1   Grants of Awards to Independent Directors.   Notwithstanding anything herein to the contrary, the grant of any Award to an Independent Director shall be made by the Board pursuant to a written policy or program recommended by the Compensation Committee of the Board (or any other committee of the Board assuming such responsibilities) and approved by the Board (the “Independent Director Equity Compensation Policy”) in its discretion. The Independent Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to Independent Directors, the number of shares of Common Stock to be subject to Independent Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as may be set forth in the Independent Director Equity Compensation Policy and determined by the Compensation Committee of the Board (or such other committee) in its discretion.

11.2   Adjustments.

(a)    In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, the Committee shall make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (a) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (b) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

(b)   In the event of any transaction or event described in Section 11.2 or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Committee, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i)    To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 11.3 the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

(ii)   To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)  To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

(iv)  To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(v)    To provide that the Award cannot vest, be exercised or become payable after such event.

11.3   Acceleration Upon a Change in Control.   Notwithstanding Section 11.2, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company and a Participant, if a Change in Control occurs and a Participant’s Awards are not converted, assumed, or replaced by a successor entity, then immediately prior to the Change in Control such Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change in Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine. In the event that the terms of any agreement between the Company or any Company subsidiary or affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 11.3, this Section 11.3 shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.

11.4   No Other Rights.   Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 12.

ADMINISTRATION

12.1   Committee.   Unless and until the Board delegates administration of the Plan to a Committee as set forth below, the Plan shall be administered by the full Board, and for such purposes the term “Committee” as used in this Plan shall be deemed to refer to the Board. The Board, at its discretion or as otherwise necessary to comply with the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable rule or regulation, shall delegate administration of the Plan to a Committee. Unless otherwise determined by the Board, the Committee shall consist solely of two or more members of the Board each of whom is an “outside director,” within the meaning of Section 162(m) of the Code, a Non-Employee Director and an “independent director” under the rules of the principal securities market on which shares of Stock are traded). Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent

Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 12.5. Appointment of Committee members shall be effective upon acceptance of appointment. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

12.2   Action by the Committee.   A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

12.3   Authority of Committee.   Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a)    Designate Participants to receive Awards;

(b)   Determine the type or types of Awards to be granted to each Participant;

(c)    Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d)   Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

(e)    Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f)    Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g)    Decide all other matters that must be determined in connection with an Award;

(h)   Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i)    Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j)     Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

12.4   Decisions Binding.   The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

12.5   Delegation of Authority.   To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE 13.

EFFECTIVE AND EXPIRATION DATE

13.1   Effective Date.   The Plan is effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company’s Bylaws.

13.2   Expiration Date.   The Plan will expire on, and no Award may be granted pursuant to the Plan after the tenth anniversary of the Effective Date, except that no Incentive Stock Options may be granted under the Plan after the earlier of the tenth anniversary of (i) the date the Plan is approved by the Board or (ii) the Effective Date. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 14.

AMENDMENT, MODIFICATION, AND TERMINATION

14.1   Amendment, Modification, and Termination.   Subject to Section 15.14, with the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 11), (ii) permits the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, or (iii) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant or (iv) results in a material increase in benefits or a change in eligibility requirements. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Article 11, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price.

14.2   Awards Previously Granted.   Except with respect to amendments made pursuant to Section 15.14, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 15.

GENERAL PROVISIONS

15.1   No Rights to Awards.   No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

15.2   No Stockholders Rights.   Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.

15.3   Withholding.   The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Committee) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

15.4   No Right to Employment or Services.   Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

15.5   Unfunded Status of Awards.   The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

15.6   Indemnification.   To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

15.7   Relationship to other Benefits.   No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

15.8   Expenses.   The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

15.9   Titles and Headings.   The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

15.10   Fractional Shares.   No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

15.11   Limitations Applicable to Section 16 Persons.   Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

15.12   Government and Other Regulations.   The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

15.13   Governing Law.   The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

15.14   Section 409A.   To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

*   *   *   *   *

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SYMMETRICOM, INC.

2006 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Symmetricom, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated September 25, 2006, and hereby appoints Thomas W. Steipp and William Slater, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2006 Annual Meeting of Stockholders of Symmetricom, Inc. to be held on October 26, 2006, at 10:00 a.m., at the offices of the Company, at 2300 Orchard Parkway, San Jose, California 95131-1017, and at any adjournments thereof, and to vote all shares of common stock, which the undersigned would be entitled to vote if then and there personally present on the matters set forth below:

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS NAMED HEREIN, “FOR” EACH PROPOSAL LISTED, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING, EITHER OF SUCH ATTORNEYS OR SUBSTITUTES SHALL HAVE AND MAY EXERCISE ALL OF THE POWERS OF SAID ATTORNEYS-IN-FACT HEREUNDER.

(Continued, and to be marked, dated and signed, on the other side)

ANNUAL MEETING OF STOCKHOLDERS OF

SYMMETRICOM, INC.

October 26, 2006

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

  Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
1. Election of Directors:			2. Proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the 2007 fiscal year.	☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	Robert T. Clarkson Thomas W. Steipp Alfred Boschulte Elizabeth A. Fetter Robert J. Stanzione Robert M. Neumeister, Jr. Dr. Richard W. Oliver Richard N. Snyder
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES		3. Proposal to approve the Company’s 2006 Incentive Award Plan.	☐ ☐	☐
☐	FOR ALL EXCEPT (See instructions below)

			4. And upon such other matters that may properly come before the meeting and any adjournment(s) thereof.	☐ ☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your newaddress in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please  give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.